UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NEOFORMA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

The following is a letter sent by Robert J. Zollars, Neoforma’s Chairman and Chief Executive Officer, to certain Neoforma stockholders that have not yet voted with respect to the proposed merger with Global Healthcare Exchange, LLC:

NEOFORMA, INC.

3061 Zanker Road

San Jose, California 95134

February 8, 2006

Dear Neoforma Stockholder:

We have previously sent to you proxy material for the annual meeting of stockholders of Neoforma, Inc. to be held on March 2, 2006. Your Board of Directors unanimously recommends that stockholders vote FOR the proposed merger with Global Healthcare Exchange, LLC.

Approval of the merger requires the affirmative vote of the majority of shares voting on the proposal not owned by VHA Inc., University HealthSystem Consortium or their respective affiliates and associates, as well as the affirmative vote of the majority of outstanding shares. Therefore, your vote is important, no matter how many or how few shares you may own. Whether or not you have already done so, please vote TODAY by telephone, Internet, or by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Very truly yours,

/S/ ROBERT J. ZOLLARS
Robert J. Zollars Chairman and Chief Executive Officer

If you have any questions, or need assistance in voting your shares,

please call our proxy solicitor,

INNISFREE M&A INCORPORATED

TOLL-FREE: (888) 750-5834

The following is a letter sent by Neoforma, Inc. to each stockholder that did not properly complete the proxy card that such stockholder returned:

NEOFORMA, INC.

Dear Neoforma Stockholder:

Please accept our thanks for sending in your Proxy Card.

To avoid any possible dispute as to the validity of your proxy for the reason(s) indicated below, we are requesting that you sign, date and mail the enclosed additional Proxy Card with the correction indicated below in the self-addressed envelope provided for your convenience. This Proxy will automatically revoke any previously granted proxy when it is returned.

☐	Your previous proxy was unsigned. (If signing as attorney, executor, administrator, personal representative of an estate, corporate officer, partner, trustee, custodian or guardian, please sign and give your full title as such.)

☐	Your previous proxy was undated. (Please date, sign and return the enclosed Proxy Card in the enclosed envelope.)

☐	Your previous proxy omitted your title or authority. (If signing as attorney, executor, administrator, personal representative of an estate, corporate officer, partner, trustee, custodian or guardian, please sign and give your full title as such.)

☐	Your previous proxy, as signed, did not conform to the name shown on the proxy. (Please date and sign the enclosed proxy card exactly as the registration appears on the proxy, including your full title if signing other than in an individual capacity.) If the registration is in the name of a custodian for the benefit of a minor, the custodian must sign and indicate his/her capacity. If you are a beneficiary 18 years or older, you may sign as long as you indicate your age.

☐	Your previous proxy was not signed by all joint owners. (If shares are registered in the name of more than one person, each such person should sign the enclosed Proxy Card. If a joint tenant is deceased, please indicate that you are the surviving joint owner.)

☐	Your previous proxy, as marked, did not clearly specify your instructions. Please sign, date and clearly mark your proxy.

☐	Other

Since time is of the essence, we would greatly appreciate your signing, dating and mailing the enclosed Proxy Card as soon as possible. Please mail it in the envelope provided for your convenience. If you have any questions, please call Innisfree M&A Incorporated, the firm assisting us, toll-free at 888-750-5834. Once again, we greatly appreciate your support.

Sincerely,

NEOFORMA, INC.

The following is the proxy card that accompanied the foregoing two letters:

NEOFORMA, INC.

ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert J. Zollars and Andrew L. Guggenhime as proxies, each with full powers of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock, $0.001 par value, of Neoforma, Inc. held of record by the undersigned on January 12, 2006, at the annual meeting of stockholders to be held on March 2, 2006, and at any continuations, postponements or adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF IN THE MANNER DESCRIBED HEREIN. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED FOR THE ADOPTION OF THE MERGER AGREEMENT, FOR THE ADJOURNMENT OR POSTPONEMENT OF THE ANNUAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES AND FOR THE BOARD OF DIRECTOR NOMINEES, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SEE REVERSE SIDE

Please Detach and Mail in the Envelope Provided

PLEASE MARK YOUR
A	☒	VOTES AS IN THIS EXAMPLE.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ADOPTION OF THE MERGER AGREEMENT, FOR THE PROPOSAL TO ADJOURN OR POSTPONE THE ANNUAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES, AND FOR THE BOARD OF DIRECTOR NOMINEES.

1. Proposal to adopt the Agreement and Plan of Merger, dated as of October 10, 2005, as amended, by and among Global Healthcare Exchange, LLC, Leapfrog Merger Corporation and Neoforma, Inc.		FOR ☐	AGAINST ☐	ABSTAIN ☐

2. Proposal to adjourn or postpone the annual meeting, if necessary or appropriate, to solicit additional proxies		FOR ☐	AGAINST ☐	ABSTAIN ☐

3. Election of Class III directors.	FOR all nominees listed to the right except as marked		WITHHOLD AUTHORITY to vote for all nominees	NOMINEES: C. Thomas Smith Robert J. Zollars

	☐		☐

To withhold authority to vote for any individual nominee, strike a line through that nominee’s name.

In accordance with their judgment, the proxies are authorized to vote upon such other matters as may properly come before the annual meeting of stockholders or any adjournment thereof.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

Date:

Signature

Signature

Title(s)

NOTE: This Proxy must be signed exactly as your name appears hereon. If more than one name appears, all persons so designated should sign. Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signer is a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If the signer is a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership.